SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  August 27, 1996

           BOSTON CAPITAL TAX CREDIT FUND III L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-42999                                52-1749505
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts               02108-4406
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On August 27, 1996, Boston Capital Tax Credit Fund III L.P., a Delaware limited partnership, specifically Series 19 thereof (the "Partnership") completed various agreements relating to Jeremy Associates Limited Partnership, a Colorado limited partnership (the "Operating Partnership"), including a Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex located on Oxbow Drive in Irving, Texas which is known as Cooper's Crossing (the "Apartment Complex"). The Apartment Complex consists of thirty-six 2-bedroom apartment units and fifty-seven 3-bedroom apartment units, for a total of 93 apartment units. Construction of the Apartment Complex was substantially completed by December 1995 and the Apartment Complex is currently 100% occupied (as of December 31, 1996).

    Construction financing for the Apartment Complex in the amount of $5,800,000 (the "Construction Mortgage") was provided by Bank One Arizona, N.A., at an interest rate equal to Prime plus 1%. Permanent financing for the Apartment Complex in the amount of $3,685,000 (the "Permanent Loan") is being provided by Massachusetts Mutual Life Insurance Company. The Permanent Loan has a 25-year term and bears interest at a rate equal to 8.77% which is being amortized over 30 years.

    100% of the apartment units (93 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner of the Operating Partnership is Simpson Housing Limited Partnership ("SHLP"). SHLP was formed in October 1995 as a joint venture between The Simpson Housing Organization and the State of Michigan Retirement System. Harold Simpson (father) and Don Simpson (son) are the key principals of The Simpson Organization and have provided services in real estate development, construction, property management, property renovation and syndication for more than 47 years and have developed in excess of 25,000 apartment units. The General Partner is serving as the Contractor for the Apartment Complex and the Management Agent for the Apartment Complex (Great West Management & Realty, Ltd.) is an affiliate of the General Partner. The General Partner was compensated for construction activities on the basis of the formula set forth in the Construction Contract and the Management Agent is receiving a management fee equal to 5% of collected revenues.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,145,000 which has been or will be payable to the Operating Partnership in two (2) Installments as follows:

    1. $1,716,000 (the "First Installment") on the latest of (i) execution of the Operating Partnership Agreement by all of the Partners, (ii) receipt by the Partnership of the Permanent Mortgage Commitment, (iii) receipt by the Partnership of the Title Policy , (iv) satisfaction of the Due Diligence Requirements, (v) receipt by the Partnership of an Estoppel Letter from each Lender,
(vi) receipt by the Partnership of the SHLP Pay-Off Letter or
(vii) the Initial 100% Occupancy Date; and

    2. $429,000 (the "Second Installment") on the later of (i) Permanent Mortgage Commencement or (ii) Rental Achievement.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $4,596,300 of Tax Credits during the 10-year period commencing in 1996, of which $3,003,222 will be allocated to the Partnership as a Limited Partner holding 66% of the current Limited Partner Interest in the Tax Credits generated by the Operating Partnership. Boston Capital Tax Credit Fund IV L.P., which is an affiliate of the Partnership is also a Limited Partner (the "Affiliated Partnership") and holds 34% of the Limited Partner Interest in the Tax Credits generated by the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., which is also an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                                 Normal       Capital       Cash
                               Operations   Transactions    Flow

General Partner                     1%        90%           90%

Partnership                     65.34%        6.59934%     6.6%

Affiliated
Partnership                     33.66%        3.39966%     3.4%

Special Limited
Partner                             0%           .001%       0%


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee of $12,500 commencing in 1997 (pro-rated in 1996) from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Partnership in the amount of such deficiency. If the General Partner fails to make a Subordinated Loan, the amount of such deficiency shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Operating Partnership will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex in an amount equal to $740,000. The Development Fee will be paid in accordance with the provisions of Article X of the Operating Partnership Agreement. The Operating Partnership will pay to the General Partner an annual Partnership Management Fee of $12,500 per annum commencing in 1997 (pro-rated in 1996) for its services in connection with managing the day-to-day business of the Operating Partnership. The Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. The General Partner will also receive compensation from the Operating Partnership in the amount of $189,400 pursuant to the terms of the Management Service Agreement which will be paid to the General Partner in the manner and priority set forth in Article X.

Item 7.  Exhibits.

    (c)   Exhibits.                                               Page

(1) (a)1  Form of Dealer-Manager Agreement between Boston
          Capital Services, Inc. and the Registrant
          (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)  (a)  Third Amended and Restated Agreement of Limited
          Partnership of Jeremy Associates Limited
          Partnership

(2)  (b)  Certification and Agreement of Jeremy
          Associates Limited Partnership

(4)  (a)2     Agreement of Limited Partnership of the
          Partnership

(16)      None

(17)      None

(21)      None

(24)      None

(25)      None

(28)      None
_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-42999 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-42999 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND III L.P.


By: Boston Capital Associates III L.P.,
    its General Partner


    By:  C&M Associates, d/b/a Boston
         Capital Associates, its
    General Partner


    By:  /s/ Herbert F. Collins
    Herbert F. Collins, Partner




BOS2. 53546_1